SUPPLEMENT TO THE FIDELITY INSTITUTIONAL SHORT-INTERMEDIATE GOVERNMENT FUND'S JANUARY 20, 1998
PROSPECTUS
The following information replaces the similar table in the "How to Buy Shares" section on page P-13.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $100,000
For certain Fidelity retirement accounts(double dagger) $500
TO ADD TO AN ACCOUNT $2,500
For certain Fidelity retirement accounts(double dagger) $250
MINIMUM BALANCE $40,000
For certain Fidelity retirement accounts(double dagger) $500
(double dagger) THESE LOWER MINIMUMS APPLY TO FIDELITY ROLLOVER IRA AND KEOGH ACCOUNTS.
The following information has been eliminated from the "Investors Services" section on page P-17:
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers a convenient service that lets you transfer money between fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call Fidelity Client Services for more information.
The "Regular Investment Plans" chart has been eliminated from the "Investor Services" section on page P-18.